PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)

PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated October 22, 2024

to Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

This Supplement describes changes to the variable investment options available in your Annuity.

I (a). Mergers Pending Shareholder Approval:

Subject to shareholder approval, effective on or about the dates shown below (the “Merger Effective Date(s)”), the following Target Portfolios will be merged into the following Acquiring Portfolios. Upon completion of the mergers, all references to each of the Target Portfolios in the Prospectus will be deleted and replaced with the corresponding Acquiring Portfolio.

Effective Date	Target Portfolio	Acquiring Portfolio
12/16/2024	AST Mid-Cap Growth Portfolio	AST Large-Cap Growth Portfolio
12/16/2024	AST Mid-Cap Value Portfolio	AST Large-Cap Value Portfolio
12/16/2024	AST Small-Cap Value Portfolio	AST Small-Cap Growth Portfolio
1/13/2025	AST Emerging Markets Equity Portfolio	AST International Equity Portfolio
1/27/2025	AST ClearBridge Dividend Growth Portfolio	AST Large-Cap Core Portfolio
AST Cohen & Steers Realty Portfolio
AST MFS Global Equity Portfolio
2/10/2025	AST Global Bond Portfolio	AST Core Fixed Income Portfolio
AST High Yield Portfolio

For each of the mergers listed above, on the Merger Effective Date, the Target Portfolio will no longer be available under your Annuity contract, and any Account Value allocated to the Sub-account investing in each of the Target Portfolios will be transferred to the Sub-account investing in the corresponding Acquiring Portfolio, as noted above. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.

Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract for a period of 60 days prior to the Merger Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Merger Effective Date, any Account Value that was transferred to your Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Merger Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

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I (b). Portfolio Changes Contingent Upon Shareholder Approval of Mergers:

Contingent on shareholder approval of the mergers in Item I(a) above, the following changes to the Acquiring Portfolios will be implemented on the respective Merger Effective Dates. In addition, Portfolio expenses for certain Portfolios will be revised and are expected to lower each Portfolio’s effective management fee. More detailed information regarding the revised Portfolio expenses will be provided in a supplement at a later date.

•	Portfolio Name Changes

Current Portfolio Name	New Portfolio Name
AST Small-Cap Growth Portfolio	AST Small-Cap Equity Portfolio
AST Large-Cap Core Portfolio	AST Large-Cap Equity Portfolio

•	Portfolio Subadvisor Changes

Portfolio Name	Subadvisor Removal	Subadvisor Addition
AST Large-Cap Growth Portfolio	Massachusetts Financial Services Company	J.P. Morgan Investment Management Inc. Putnam Investment Management LLC
AST Large-Cap Value Portfolio	Massachusetts Financial Services Company T. Rowe Price Associates, Inc. Wellington Management Company LLP	ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. Putnam Investment Management LLC
AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)	Emerald Mutual Fund Advisers Trust Massachusetts Financial Services Company UBS Asset Management (Americas) LLC Victory Capital Management Inc.	Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC
AST International Equity Portfolio	LSV Asset Management	Putnam Investment Management LLC
AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)	Massachusetts Financial Services Company	ClearBridge Investments, LLC Dimensional Fund Advisors LP

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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